UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2018

Commission File Number  001-33572

Bank of Marin Bancorp
(Exact name of Registrant as specified in its charter)

California	20-8859754
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

504 Redwood Blvd., Suite 100, Novato, CA	94947
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 763-4520

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2 - Financial Information

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 23, 2018, Bank of Marin Bancorp, "Bancorp" (NASDAQ: BMRC), parent company of Bank of Marin, released its financial results for the quarter ended March 31, 2018. A copy of the press release is included as Exhibit 99.1.

Section 8 - Other Events

Item 8.01	Other Events

In the press release, Bancorp also announced that on April 20, 2018, its Board of Directors approved a quarterly cash dividend of $0.31 per share, a $0.02 increase from prior quarter. The cash dividend is payable to shareholders of record at the close of business on May 4, 2018 and will be payable on May 11, 2018.

Bancorp also announced that on April 20, 2018, its Board of Directors approved the repurchase of up to $25 million of the Bancorp’s common stock through May 1, 2019.

Under the stock repurchase program, Bancorp may purchase shares of its common stock through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at the Company’s discretion. Factors include, but are not limited to, stock price, trading volume and general market conditions, along with Bancorp’s general business conditions. The program may be suspended or discontinued at any time and does not obligate the company to acquire any specific number of shares of its common stock.

As part of the stock repurchase program, Bancorp is entering into a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 trading plan would permit common stock to be repurchased at a time that Bancorp might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan is administered by an independent broker and is subject to price, market volume and timing restrictions.

A copy of the press release is attached to this report as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1	Press Release dated April 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2018	BANK OF MARIN BANCORP

	by:	/s/ Tani Girton_____
Tani Girton
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page Number

99.1	Press Release dated April 23, 2018	1-9